UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2023

DATASEA INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-38767	45-2019013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20th Floor, Tower B, Guorui Plaza

1 Ronghua South Road Technological Development Zone,

Beijing, People’s Republic of China 100176

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (+86) 10-56145240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DTSS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

As previously disclosed on a Current Report on Form 8-K filed on May 22, 2022, on May 16, 2023, Shuhai Information Technology Co., Ltd. (the “Buyer”, a VIE and a consolidated affiliated entity of the Datasea Inc. (the “Company”)), entered into an Office Purchase Agreement (the “Office Purchase Agreement”) with Fu Liu (the “Seller”), a member of the Board of Directors and a stockholder of the Company. Pursuant to the Office Purchase Agreement, Buyer will purchase a 2,824.29 square meter office located in Fenggang Jingdong Urban Science and Technology Financial Innovation Center Phase II Project, Building No. 4 Scientific Research Building, PRC (the “Property”). The total purchase price is RMB73,431,540, equivalent to approximately $10,642,252, payable in 5,912,362 shares of common stock of the Company (the “Consideration Shares”), at an issuance price of $1.80 per share. Pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, the Company subsequently filed on July 7, 2023 a definitive information statement pertaining to the issuance of the Consideration Shares and the approval thereof by holders of a majority of the Company’s voting capital stock by written consent in lieu of a meeting. On July 28, 2023, the Consideration Shares, comprising 5,912,362 shares of common stock of the Company, were issued to the Seller pursuant to the terms of the Office Purchase Agreement. Subsequent to such issuance, the Company had a total of 33,696,495 shares of common stock issued and outstanding, and the Seller held 12,010,182 shares of common stock, constituting approximately 35.64% of the total issued and outstanding common stock of the Company.

Due to certain transfer process requirements in China, on August 17, 2023, the Company and the Seller have voluntarily rescinded the issuance of the 5,912,362 Consideration Shares. The 5,912,362 Consideration Shares have been cancelled, and following such cancellation, as of August 18, 2023, the Company had a total of 27,784,133 shares of common stock issued and outstanding. The issuance of the Consideration Shares to the Seller will be effected at a later time once all transfer process requirements in China have been met.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATASEA INC.

August 22, 2023	By:	/s/ Zhixin Liu
		Name:	Zhixin Liu
		Title:	Chief Executive Officer

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